EXHIBIT 10.14
                            STOCK PURCHASE AGREEMENT
                            ------------------------


        This Stock Purchase Agreement is entered into as of April 26, 1996, by and between Kyowa Medex Co., Ltd. ("Investor") and Boston Biomedica, Inc., a Massachusetts corporation (the "Company").

                                    RECITALS

        The Investor desires to purchase from the Company that number of shares of Common Stock, $.01 par value per share, set forth in paragraph 1 hereof (the "Shares").

        The Investor is currently the exclusive distributor in Japan of the Company's products. The Company and the Investor are currently negotiating the terms and conditions of a formal agreement pursuant to which the Investor will continue as the exclusive distributor of the Company's products in Japan.

                                    AGREEMENT

        For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1. Purchase of Shares; Payment. Investor hereby agrees to purchase from the Company, and the Company hereby agrees to sell to the Investor, 235,295 Shares, in accordance with the terms hereof. The purchase price shall be $4.25 for each Share being acquired, or $1,000,003.75 in the aggregate. The closing of the purchase and sale contemplated hereby shall be on a date determined by mutual agreement of the parties, provided that the closing shall take place on or before April 30, 1996.

2. Agreement to be Bound by Securities Laws. By executing this Stock Purchase Agreement, the Investor agrees as follows: the Shares offered hereby have not been and will not be registered under the United States Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder (the "1933 Act"), and Investor shall not offer or sell the Shares offered hereby within the United States (as defined in Regulation S of the 1933 Act) or to, or for the account or benefit of, U.S. Persons (as defined in Regulation S of the 1933 Act) except in accordance with Regulation S of the 1933 Act, or pursuant to a registration statement under the 1933 Act or an exemption from the registration requirements of such Act.

3.      Representations.  Investor represents and warrants that:

        (a) All information provided to the Corporation concerning Investor is true and correct in all respects as of the date thereof;

        (b) Investor is acquiring the Shares subscribed for hereunder for its own account for investment and not for the account of another nor with a view to, or for resale in connection with, any distribution or public offering thereof within the meaning of the Securities Act, the state securities laws of the applicable jurisdiction, or the rules and regulations promulgated thereunder;

        (c) Investor is able financially to bear the risk of losing its entire investment, has adequate means of providing for its current needs and possible contingencies, and has no need for liquidity of this investment;

        (d) Investor has itself, or is relying on a qualified purchaser representative who has, sufficient knowledge and expertise in business, tax and financial matters to be able to evaluate the risks and merits inherent in investments of this type;

        (e) Investor and/or its professional adviser or purchaser representative has received information from the Corporation with respect to all matters it considers material to its investment decision, has had the opportunity to ask questions of the officers of the Corporation on any matter material to its investment decision, and all such questions have been answered to its satisfaction;

        (f) Investor acknowledges that no representations have been made to it orally or in writing regarding the Corporation except by means of responses by the officers of the Corporation to questions asked and written information furnished in response to requests by Investor for such information pursuant to paragraph 3(e) above, and by executing this Agreement, Investor acknowledges that it is not relying upon any representations or information other than representations or information furnished in response to questions and requests for information under paragraph 3(e), and the results of its own investigation or that of its financial adviser or purchaser representative; and

        (g) Investor understands that an investment in the Shares involves a high degree of risk.

               Investor understands that the Corporation will rely upon these representations and warranties and those contained in paragraph 4 in determining its exemption from registration of the offering of the Shares under the Securities Act and applicable state securities laws.

4. Additional Representations and Covenants. Investor certifies, represents and warrants to, and covenants and agrees with, the Company as follows:

        (a) Investor is not organized under the laws of any jurisdiction within the United States, was not formed by a U.S. Person (as defined in Section 902(o) of Regulation S) for the purpose of investing in Regulation S securities and is not otherwise a U.S. Person. Investor is not, and on the closing date will not be, an affiliate of the Company;

        (b) At the time the buy order for the Shares was originated, Investor was outside the United States and is outside of the United States as of the date of the execution and delivery of this Agreement;

        (c)    No offer to purchase the Shares was made in the United States;

        (d) Investor is purchasing the Shares for its own account and not for the account or benefit of any U.S. Persons, and Investor is qualified to purchase the Shares under the laws of its residence and the offer and sale of the Shares will not violate the securities or other laws of such jurisdiction;

        (e) Any offers and sales of the Shares by Investor permitted hereunder shall be made in compliance with any applicable securities laws of any applicable jurisdiction and in accordance with Rule 903 or 904, as applicable, of Regulation S or pursuant to registration of the Shares under the 1933 Act or pursuant to an exemption from registration;

        (f) The transactions contemplated by this Agreement (a) have not been and will not be prearranged by Investor with a purchaser located in the United States or a purchaser which is a U.S. Person, and (b) are not and will not be part of a plan or scheme by Investor to evade the registration provisions of the 1933 Act;

        (g) Investor understands that the Shares are not registered under the 1933 Act and are being offered and sold to it in reliance on specific exemptions from the registration requirements of Federal and State securities laws, and that the Company is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of Investor set forth herein in order to determine the applicability of such exemptions and the suitability of Investor to acquire the Shares;

        (h) Investor has not conducted and shall not conduct any "directed selling efforts," as that term is defined in Rule 902(b) of Regulation S, nor has Investor conducted any general solicitation relating to the offer and sale of the Shares in the United States or elsewhere;

        (i) Any invitations, offers or sales of, or in respect of, the Shares by Investor and any distribution by Investor of any documents relating to any offer by it of the Shares will be in compliance with applicable laws and regulations and will be made in such a manner that no prospectus need be filed and no other filing need be made by the Company with any regulatory authority or stock exchange in any country or any political subdivision of any country;

        (j) Investor will not make any offer or sale of the Shares by any means which would not comply with the laws and regulations of the territory in which such offer or sale takes place or to which such offer or sale is subject or which would in connection with any such offer or sale impose upon the company any obligation to satisfy any public filing or registration requirement or provide or publish any information of any kind whatsoever or otherwise undertake or become obliged to do any act;

        (k) Neither Investor nor any of its affiliates has entered into, has the intention of entering into, or will during the Restricted Period enter into, any put option, short position or other similar instrument or position with respect to the Shares or securities of the same class as the Shares;

        (l) Investor has an overall commitment to investments which are not readily marketable which is not disproportionate to the Investor's net worth and which, with the investment in the Shares, will not cause such overall commitment to become excessive;

        (m) Investor was not formed for the specific purpose of making this investment, has been in existence for more than one year and is investing less than 25% of its capital in the Corporation; and

        (n) Investor is a corporation or other entity not formed for the specific purpose of acquiring the Shares, and Investor has total assets in excess of Five Million United States Dollars ($5,000,000).

5. Representations and Warranties of the Company. The Company hereby represents and warrants to the Investor that:

         (a) Organization and Qualification. The Company is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation and has all required corporate power and authority to own its property, to carry on its business as presently conducted and to carry out the transactions contemplated hereby. The Company is qualified to do business as a foreign corporation and is in good standing in each jurisdiction where such qualification is required.

        (b)   Subsidiaries.   The  Company  has  no  investments  in  any  other
corporation  or business  organization  except its  investments in the following
Subsidiaries:

Name of Subsidiary                                        Place of Incorporation
- ------------------                                        ----------------------

BBI - North American Clinical                             Connecticut
  Laboratories, Inc.

BTRL Contracts and Services, Inc.                         Maryland
  (d/b/a) Biotech Research Laboratories

Each Subsidiary is duly organized, validly existing and in good standing under the laws of the state of its incorporation and is qualified to do business as a foreign corporation and is in good standing in each jurisdiction where such qualification is required. Each Subsidiary has all required corporate power and authority to own its property and to carry on its business as presently conducted. All of the outstanding shares of capital stock of each Subsidiary are owned by the Company, which has good and marketable title thereto free of any lien, restriction or encumbrance, and said shares have been duly issued and are validly outstanding.

         (c) Capitalization. The authorized capital stock of the Company consists of 15,000,000 shares of Common Stock, .01 par value, of which 5,280,835 shares are validly issued and outstanding, fully paid and non-assessable.

         (d) Authorization of Transaction. The execution, delivery and performance of this Agreement have been duly authorized by all necessary corporate or other action of the Company and it is the valid and binding obligation of the Company, enforceable in accordance with its terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors. The issuance of the Shares pursuant to the terms of this Agreement shall be duly and validly authorized, and no further approval or authority of the shareholders or the directors of the Company or of any governmental authority or agency will be required for the issuance and sale of the Shares as contemplated by this Agreement. When issued and sold to the Investors, the Shares will be duly and validly issued, fully paid and non-assessable.

         (e) Approvals; Compliance With Laws. Neither the Company nor any Subsidiary is in violation of its Charter or by-laws as of the date hereof. The execution, delivery and performance of this Agreement and the transactions contemplated hereby (i) do not require any approval or consent of, or filing with, any governmental agency or authority in the United States of America or otherwise which has not been obtained and which is not in full force and effect as of the date hereof, (ii) will not conflict with or constitute a breach or violation of the respective Charters or by-laws of the Company or any Subsidiary, and (iii) will not result in a violation of or any law or regulation to which they are subject.

         (f) Condition of Properties. All of the Company's and its Subsidiaries' properties, machinery and equipment which are necessary to the business of the Company or any Subsidiary is in good condition and repair.

         (g) Payment of Taxes. The Company and each of its Subsidiaries have filed all federal, state and local income, excise or franchise tax returns, real estate and personal property tax returns, sales and use tax returns and other tax returns required to be filed by them and have paid all taxes owing by them except taxes which have not yet accrued or otherwise become due. Neither the Internal Revenue Service nor any other taxing authority is now asserting or, to the knowledge of the Company or any Subsidiary, threatening to assert against the Company or any Subsidiary any deficiency or claim for additional taxes or interest thereon or penalties in connection therewith.

         (h) Compliance with Instruments. Neither the Company nor any Subsidiary is in default in the performance of any material obligation, agreement or condition contained in any bond or debenture or any other evidence of indebtedness or any indenture or loan agreement of the Company or any Subsidiary which default affords to any person the unconditional right to accelerate any material indebtedness or terminate any material right or agreement of the Company or any Subsidiary. Neither the execution and delivery of this Agreement, nor the fulfillment of the terms herein set forth, nor the consummation of the transactions contemplated hereby, will (i) conflict with or constitute a breach of, default under or violation of any agreement, indenture, mortgage, deed of trust or other material instrument or undertaking by which the Company or any of the Subsidiaries is bound or to which they or any of their respective properties are subject, or (ii) result in a violation of any court decree binding upon the Company or any of the Subsidiaries, or (iii) result in the creation or imposition of any material lien, charge or encumbrance upon any property or assets of the Company or any of the Subsidiaries.

         (i) Litigation. There is no litigation pending or, to the knowledge of the Company, any Subsidiary, threatened against the Company or any Subsidiary and there are no outstanding court orders, court decrees, or court stipulations to which the Company or any of its Subsidiaries is a party which question this Agreement or affect the transactions contemplated hereby, or which will or could result in any materially adverse change in the business, properties, operations, prospects, assets or in the condition, financial or otherwise, of Company or any of its Subsidiaries. Neither the Company nor any Subsidiary has reason to believe that any such action, suit, proceeding or investigation may be brought against the Company or any of its Subsidiaries.

         (j) Permits and Licenses; Compliance with Law. The Company and each of its Subsidiaries have all necessary franchises, permits, licenses and other rights and privileges necessary to permit them to own their properties and to conduct their present business. Neither the Company nor any Subsidiary is in violation of any law, regulation, authorization or order of any public authority relevant to the ownership of its properties or the carrying on of its present business which violation would have a material adverse effect on the Company and its subsidiaries taken as a whole.

         (k) Descriptive Memorandum. The Company's Descriptive Memorandum dated June 1995 furnished to the Investor prior to the date hereof describes all material aspects of the business of the Company and its Subsidiaries, contains no untrue or misleading statement of a material fact or any omission to state a fact material to the business of the Company and its Subsidiaries or necessary to make the statements contained therein not misleading, except however, with respect to the financial projections contained therein, which have been revised and furnished to the Investor and are included as Exhibit A hereto.

         (l) Financial Projections. Attached hereto as Exhibit A are financial projections dated April 10, 1996 prepared by the Company. The Company believes that the assumptions upon which such financial projections are based are reasonable. However, there can be no assurance that actual results will not vary materially from those contained in the projections. Investor acknowledges that it has received and has read and understands the risk factors described in the Company's Descriptive Memorandum dated June 1995. Investor further acknowledges that actual results may differ materially from those contained in the financial projections as a result of a number of important factors, including those risk factors described in the Company's Descriptive Memorandum.

6. Registration Rights. The Company hereby grants the following rights with respect to the Shares.

         (a) "Piggy-Back" Registration. If at any time after the expiration of the one-year period following the Company's initial public offering, the Company shall determine to register under the Securities Act of 1933 any of its common stock (other than on Form S-8 or Form S-4 or their then equivalents relating to shares of common stock issuable in connection with any stock option or other employee benefits plan or shares of common stock to be issued solely in connection with an acquisition of any entity or business), it shall send to Investor written notice of such determination and, if within 5 days after receipt of such notice, Investor so requests in writing, the Company shall include in such registration statement all or any part of the Shares as to which Investor requests inclusion in the registration statement. The Company shall cause the managing underwriter of the proposed offering to offer the Shares on the same terms and conditions as the capital stock to be included in the offering by the Company. Notwithstanding the foregoing, if in connection with any underwritten offering, the managing underwriter shall impose a limitation on the number of shares of common stock which may be included in any such registration statement because, in its judgment, such limitation is necessary to effect an orderly public distribution of the common stock and to maintain a stable market for the securities of the Company, then the Company shall be obligated to include in such registration statement only such limited portion (which may be none) of the Shares with respect to which Investor has requested registration. The obligations of the Company under this section shall expire and terminate at such time as Investor shall be entitled to sell such securities without restriction and without registration under the Securities Act, pursuant to subparagraph (k) of Rule 144 as promulgated by the Securities and Exchange Commission.

         (b) Demand Registration Rights. One time after the expiration of the one-year period following the Company's initial public offering, within sixty
(60) days of the written request of the Investor, the Company shall file a Registration Statement on Form S-3 (or any successor Form) under the Securities Act of 1933, and use its best efforts to cause the Shares to be registered for resale by the Investor under such Act and to be qualified for resale under applicable state securities laws, as necessary. The Company shall maintain the effectiveness of such Registration Statement under the Act and shall maintain such qualifications for a period of three months after the effective date of such Registration Statement. The Company shall only be obligated to register the Shares under this subsection if the Company is eligible to use a Form S-3 Registration Statement (or a successor Form).

         (c) Expenses. In the case of a registration under subsection (a), the Company shall bear all costs and expenses of each such registration, including, but not limited to, printing, legal and accounting expenses, Securities and Exchange Commission and NASD filing fees, and "Blue Sky" fees and expenses; provided, however, that the Company shall have no obligation to pay or otherwise bear any portion of the underwriters commissions or discounts attributable to the Shares, or the fees and expenses of any counsel for Investor in connection with the registration of the Shares. In the case of a registration under subsection (b), the Investor shall bear all the costs and expenses of such registration.

7.      Restrictions on Transfer.

        (a) As long as the Distributor Agreement of even date between the Company and the Investor (the "Distributor Agreement") remains in effect, subject and in addition to any other restrictions provided herein on the transferability of the Shares, the Investor shall not transfer the Shares until the expiration of the earlier of (i) the one-year period following consummation of an initial public offering of the Company's Common Stock and (2) two years from the date hereof, provided, however, that the Investor may transfer the Shares to an "affiliate" of the Investor (which, for purposes hereof, means an entity (which is not a U.S. Person) controlled by, or under common control with, the Investor), provided that such transfer is in compliance with Regulation S of the 1933 Act.

        (b) Notwithstanding anything to the contrary contained herein, in no event shall the Shares be offered or sold by the Investor to or for the account or benefit of any U.S. Person prior to the expiration of the earlier of (i) the one-year period following consummation of an initial public offering of the Company's Common Stock and (2) two years from the date hereof (the "Restricted Period"). However, the Investor shall not at any time transfer the Shares to any person or entity engaged in a business which is in any way competitive with the Company's business.

8. Restrictive Legend. The certificate(s) evidencing the Shares shall bear a restrictive legend, substantially in the following form:

          "THE SHARES OF COMMON STOCK EVIDENCED HEREBY HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED, AND THE RULES AND REGULATIONS PROMULGATED THEREUNDER (THE "1933 ACT"), AND MAY NOT BE OFFERED OR SOLD WITHIN THE UNITED STATES (AS DEFINED IN REGULATION S OF THE 1933 ACT) OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS (AS DEFINED IN REGULATION S OF THE 1933 ACT) EXCEPT IN ACCORDANCE WITH REGULATION S OF THE 1933 ACT OR PURSUANT TO REGISTRATION UNDER OR AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT."

          "TRANSFER OF THE SHARES OF COMMON STOCK EVIDENCED HEREBY IS SUBJECT TO RESTRICTION UNDER THE TERMS AND CONDITIONS OF A CERTAIN STOCK PURCHASE AGREEMENT."

9. Transfer and Registration of Shares. The Company shall not register in the Company's stock transfer records any transfer of the Shares which is not made in accordance with Regulation S of the 1933 Act.

10. Authorization of Agreement. Investor represents that: (i) it is duly organized, validly existing and in good standing in its jurisdiction of organization and has all the requisite power and authority to invest in the Shares as provided herein; (ii) such investment does not result in any violation of, or conflict with, any term of the charter, bylaws or other governing documents of the Investor or any instrument to which it is bound or any law or regulation applicable to it; (iii) such investment has been duly authorized by all necessary action on behalf of the Investor; and (iv) this Stock Purchase Agreement has been duly executed and delivered on behalf of the Investor and constitutes a legal, valid and binding agreement of the Investor. The foregoing representations and warranties shall be true and accurate as of the date hereof and as of the date of delivery of the purchase price to the Corporation and shall survive such delivery.

11. Indemnity. Investor agrees to indemnify and hold harmless the Corporation, its directors and officers and its affiliates from and against all damages, losses, costs and expenses (including reasonable attorneys' fees) which they may incur by reason of the failure of the Investor to fulfill any of the terms, conditions or agreements of this Stock Purchase Agreement, or by reason of any breach of the representations and warranties by the Investor herein or in any document provided by Investor to the Corporation.

12. Repurchase Rights. Investor shall sell the Shares to the Company and the Company shall buy the Shares from the Investor if the Distributor Agreement is terminated or expires prior to the Company's initial public offering ("IPO") of securities upon the terms and conditions hereinafter set forth (the "Repurchase Rights"). The purchase price for such Shares under the Repurchase Rights shall be $4.25 per share or $1,000,003.75 in the aggregate, subject to proportionate adjustment in the event of any stock dividends, stock splits, recapitalizations or similar events. The obligation to sell and purchase the Shares under the Repurchase Rights may be exercised by either Investor or the Company during the three (3) month period following termination or expiration of the Distributor Agreement, provided the Company's IPO has not been completed, by written notice to the other party of the exercise of the Repurchase Rights. The purchase price for the Shares shall be paid by the Company in three equal installments of $333,334.58 payable one (1) month, thirteen (13) months and twenty-five (25) months following such notice. Certificates representing all such Shares, duly endorsed for transfer, shall be delivered in escrow to the Company's counsel, Brown, Rudnick, Freed & Gesmer, Attn: Steven R. London, Esq., One Financial Center, Boston, MA 02111 in exchange for the initial installment of the purchase price. Upon receipt of notice from the Investor that it has received the full amount of the purchase price for the Shares, the Company's counsel shall deliver the certificates evidencing the Shares to the Company. In the event Investor fails to tender the Shares or the certificate(s) evidencing the Shares, the Company may cancel the Shares and the certificate(s) representing the Shares and deposit the purchase price in a bank account for the benefit of the Investor, whereupon such Shares shall be for all purposes canceled, and neither the Investor nor any transferee shall have any rights as stockholders of the Company for any purpose, including, without limitation, dividend and voting rights. In addition to any other legal or equitable remedies which it may have, the Company may enforce its rights by actions for specific performance (to the extent permitted by law).

13.     Miscellaneous.

        (a)    This Agreement may not be modified or amended except in writing.

        (b) This Agreement shall be governed by and interpreted under the laws of the Commonwealth of Massachusetts, without regard to the choice of law principles thereof.

14. Record Ownership. The Shares will be registered in the name of Kyowa Medex Co., Ltd., unless otherwise indicated in the space provided below:



      IN WITNESS WHEREOF, the parties have executed this Stock Purchase Agreement on the day and year first above written.


                                            Kyowa Medex Co., Ltd.


                                            By: /s/ Akira Furuya  4/30-96
                                               ------------------------------
                                            Akira Furuya, Ph.D., President



                                            Boston Biomedica, Inc.


                                            By: /s/ Richard T. Schumaker 4/30/96
                                               ---------------------------------
                                            Richard T. Schumacher, President